UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2024

ZipRecruiter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40406	27-2976158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

604 Arizona Avenue,	Santa Monica,	California	90401
(Address of principal executive offices)			(Zip Code)
(877) 252-1062
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	ZIP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described below, on June 11, 2024, the stockholders of ZipRecruiter, Inc. (the “Company”) approved an amendment to the Company’s Sixth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to permit the exculpation of officers as permitted pursuant to recent amendments to the Delaware General Corporation Law. On June 11, 2024, the Company filed with the Secretary of State of the State of Delaware the Certificate of Amendment, at which point the amendment became effective. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 11, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter. For more information about these proposals, please refer to the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2024.

Proposal One: Election of Directors

The Company’s stockholders elected Blake Irving and Emily McEvilly as members of the Company’s board of directors as Class III directors for a three-year term expiring at the 2027 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Blake Irving	459,074,733	18,751,645	11,613,851
Emily McEvilly	468,323,630	9,502,748	11,613,851

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
488,905,262	128,367	406,600	0

Proposal Three: Advisory Vote on the Approval of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2023, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
476,949,334	655,889	221,155	11,613,851

Proposal Four: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to exculpate officers of the Company for personal liability for breach of the duty of care in certain actions, as permitted pursuant to recent amendments to the Delaware General Corporation Law. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
450,620,958	27,073,363	132,057	11,613,851

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

3.1	Certificate of Amendment of Sixth Amended and Restated Certificate of Incorporation.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIPRECRUITER, INC.

Date: June 12, 2024	By:	/s/ Timothy Yarbrough
Timothy Yarbrough
Executive Vice President, Chief Financial Officer